Exhibit 1.1

QTS Realty Trust, Inc.

Class A Common Stock

$0.01 par value per share

Underwriting Agreement

[—], 2013

Goldman, Sachs & Co.

Jefferies LLC

      As representatives of the several Underwriters

          named in Schedule I hereto,

c/o Goldman, Sachs & Co.

200 West Street

New York, New York 10282

And

Jefferies LLC

520 Madison Avenue

New York, New York 10022

Ladies and Gentlemen:

QTS Realty Trust, Inc., a Maryland corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”), for whom Goldman, Sachs & Co. and Jefferies LLC are acting as representatives (the “Representatives”), an aggregate of [—] shares (the “Firm Shares”) and, at the election of the Underwriters, up to [—] additional shares (the “Optional Shares,” and together with the Firm Shares, the “Shares”) of Class A common stock, $0.01 par value per share (“Stock”) of the Company.

Concurrently with or immediately prior to the First Time of Delivery (as defined in Section 4 hereof), the Company and QualityTech, LP, a Delaware limited partnership (the “Operating Partnership” and the “Predecessor”, and together with the Company, the “Transaction Entities”) will complete a series of actions and transactions (the “Formation Transactions”) described in the Registration Statement and the Prospectus (as each term is defined below) under the caption “Structure and Formation of Our Company—Formation Transactions,” including the Company’s indirect acquisition of ownership interests in the 11 properties (the “Properties”) identified in Schedule II hereto. As part of the Formation Transactions, the Transaction Entities have entered into, or will enter into as of the First Time of Delivery, as the case may be, the agreements identified on Schedule III hereto. Such agreements are herein collectively called the “Transaction Documents” and, singly, a “Transaction Document.”

1. Each of the Transaction Entities, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

(i) A registration statement on Form S–11 (File No. 333-190675) (the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any

post-effective amendment thereto, each in the form heretofore delivered to you and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act is herein called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are herein collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares that was included in the Registration Statement and distributed broadly to investors immediately prior to the Applicable Time (as defined in Section 1(iii) hereof) is herein called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is herein called the “Prospectus”; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares is herein called an “Issuer Free Writing Prospectus”);

(ii) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; each Preliminary Prospectus, at the time of filing thereof, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

(iii) For the purposes of this Agreement, the “Applicable Time” is [—] (New York City time) on the date of this Agreement; the Pricing Prospectus, as supplemented by the information listed on Schedule IV(b) hereto, taken together (collectively, the “Pricing Disclosure Package”), as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule IV(a) hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

(iv) No documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement;

(v) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; the Registration Statement and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

(vi) The Transaction Entities (A) have not engaged in any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Act (“Testing-the-Waters Communication”) and (B) have not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications; the Transaction Entities reconfirm that the Representatives have been authorized to act on their behalf in undertaking Testing-the-Waters Communications; and the Company has not distributed any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act (“Written Testing-the-Waters Communications”);

(vii) From the time of the initial confidential submission of the Registration Statement to the Commission through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Act (an “Emerging Growth Company”);

(viii) The financial statements of the Predecessor included in the Registration Statement and the Pricing Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Predecessor and its consolidated subsidiaries at the dates indicated and the statements of operations and comprehensive income (loss), statements of changes in partners’ capital and statements of cash flows of the Predecessor and its consolidated subsidiaries for the periods specified, and such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods presented; the supporting schedules, if any, relating to the Predecessor and its consolidated subsidiaries present fairly in all material respects in accordance with GAAP the information required to be stated therein; the statements of revenues and certain operating expenses of the Sacramento Property included in the Registration Statement and the Pricing Prospectus, together with the related schedules and notes, present fairly in all material respects the revenues and operating expenses of the Sacramento Property for the periods specified; the statements of revenues and certain operating expenses have been prepared in conformity with GAAP; the selected financial and operating data and the summary historical and pro forma financial data included in the Registration Statement and the Pricing Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited, or unaudited, as applicable, financial statements of the Predecessor and its consolidated subsidiaries included therein; the unaudited pro forma condensed consolidated financial statements of the Company and the related notes thereto included in the Registration Statement and the Pricing Prospectus present fairly in all material respects the information shown therein, have been prepared in all material respects in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein give appropriate effect to the transactions and circumstances referred to therein; except as included in the Registration Statement and the Pricing Prospectus, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement or the Pricing Prospectus under the Act or rules and regulations thereunder; and all disclosures contained in the Registration Statement or the Pricing Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Item 10 of Regulation S-K under the Act, in each case to the extent applicable;

(ix) None of the Transaction Entities nor any of their respective subsidiaries has sustained since the date of the latest audited financial statements included in the Pricing Prospectus any loss or interference with its business or its Properties from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, in each case, that could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, financial condition or results of operations of the Transaction Entities and their respective subsidiaries considered as one enterprise (a “Material Adverse Effect”), otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Pricing Prospectus, there has not been any change in the capital stock of the Company or any units of limited partnership interest of the Operating Partnership (“OP Units”) or long-term debt of the Transaction Entities or any of their respective subsidiaries or any change that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, otherwise than as set forth or contemplated in the Pricing Prospectus;

(x) (A) Upon consummation of the Formation Transactions, the Transaction Entities or any of their respective subsidiaries, as the case may be, will have good and marketable title in fee simple to, or leasehold or subleasehold interest in, as disclosed in the Pricing Prospectus, as the case may be, the Properties and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Transaction Entities and their respective subsidiaries; (B) except as disclosed in the Pricing Prospectus, none of the Transaction Entities or any of their respective subsidiaries owns any real property other than the Properties; (C) each of the leases and subleases relating to a Property, if any, material to the business of the Transaction Entities and their respective subsidiaries, considered as one enterprise, are in full force and effect, with such exceptions as do not materially interfere with the use made or proposed to be made of such Property by either of the Transaction Entities or any of their respective subsidiaries, and (1) no material default or event of default has occurred and is continuing under any lease or sublease with respect to such Property and none of the Transaction Entities or any of their respective subsidiaries has received any notice of any event which, whether with or without the passage of time or the giving of notice, or both, would constitute a default under such lease or sublease and (2) none of the Transaction Entities or any of their respective subsidiaries has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Transaction Entities or any of their respective subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Transaction Entities or any of their respective subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease; (D) all liens, charges, encumbrances, claims or restrictions on any of the Properties and the assets of any of the Transaction Entities or any of their respective subsidiaries that are required to be disclosed in the Registration Statement and the Pricing Prospectus are disclosed therein; (E) no tenant under any of the leases at the Properties has a right of first refusal or an option to purchase the premises demised under such lease; (F) each of the Properties complies in all material respects with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except if and to the extent disclosed in the Pricing Prospectus; (G) the mortgages that encumber certain of the Properties are not convertible into equity securities of the entity owning a particular property; and (H) none of the Transaction Entities or any of their respective subsidiaries or, to the knowledge of either of the Transaction Entities, any lessee of any of the Properties is in default under any of the leases governing the Properties that would have a material adverse effect on the Transaction Entities and their respective subsidiaries considered as one enterprise and none of the Transaction Entities or any of their respective subsidiaries knows of any event which, whether with or without the passage of time or the giving of notice, or both, would constitute a default under any of such leases;

(xi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with corporate power and authority to own its properties and conduct its business as described in the Pricing Prospectus and enter into and perform its obligations under this Agreement and each of the Transaction Documents to which it is a party, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; the Operating Partnership has been duly incorporated and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with limited partnership power and authority to own its properties and conduct its business as described in the Pricing Prospectus and enter into and perform its obligations under this Agreement and each of the Transaction Documents to which it is a party, and has been duly qualified as a foreign limited partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; the Company, immediately following the

Formation Transactions, will be the sole general partner of the Operating Partnership; at the First Time of Delivery, the Fifth Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Operating Partnership Agreement”), in the form filed as an exhibit to the Registration Statement, will be in full force and effect, and the aggregate percentage interests of the Company and the limited partners in the Operating Partnership will be as set forth in the Pricing Prospectus, provided that, to the extent any portion of the Underwriters’ option to purchase the Optional Shares is exercised at the First Time of Delivery, the percentage interest of such partners in the Operating Partnership will be adjusted accordingly; the Company will contribute the proceeds from the sale of the Firm Shares and the Optional Shares, to the extent any portion of such option is exercised, to the Operating Partnership in exchange for a number of OP Units equal to the number of Firm Shares or Optional Shares, as applicable, issued; the Company will own its general partnership interest in the Operating Partnership and all of its outstanding OP Units free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except as described in the Pricing Prospectus; and each other subsidiary of the Transaction Entities has been duly organized and is validly existing as a limited liability company in good standing under the laws of its jurisdictions of formation and operation, and has been duly qualified as a foreign limited liability company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

(xii) The Company has an authorized capitalization as set forth in the Pricing Prospectus under the caption “Capitalization” in the column entitled “Historical” and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, were not issued in violation of preemptive or other similar rights and conform to the description of the Stock contained in the Pricing Disclosure Package; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, were not issued in violation of preemptive or other similar rights and (except as otherwise set forth in the Pricing Prospectus) are owned directly or indirectly by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

(xiii) The Shares to be issued and sold by the Company have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform in all material respects to all statements related to the Stock contained in the Pricing Disclosure Package; no holder of the Shares will be subject to personal liability by reason of being such a holder; the certificates to be used to evidence the Shares will, at the time of closing, be in due and proper form and will comply in all material respects with all applicable legal requirements, the requirements of the articles of amendment and restatement of the Company (the “Articles of Amendment and Restatement”) and the amended and restated bylaws of the Company (the “Bylaws”) and the requirements of the New York Stock Exchange (the “Exchange”);

(xiv) The Class B common stock, $0.01 par value per shares (the “Class B common stock”), referred to in the Pricing Prospectus has been duly and validly authorized and, when issued and delivered against receipt of OP Units therefor, will be duly and validly issued, fully paid and non-assessable, and will conform in all material respects to all statements related thereto contained in the Pricing Prospectus and will not be issued in violation of any preemptive or similar rights;

(xv) The OP Units to be issued in the Formation Transactions have been duly authorized for issuance by the Operating Partnership and its general partner and, at the First Time of Delivery, will be validly issued; and the issuance of such OP Units is not subject to the preemptive or other similar rights of any partner of the Operating Partnership or other person or entity; the issuance and sale by the Operating Partnership of the OP Units in connection with the Formation Transactions are exempt from the registration requirements of the Act and applicable state securities, real estate syndication and blue sky laws; and the terms of the OP Units conform in all material respects to all statements relating thereto contained in the Pricing Disclosure Package;

(xvi) The shares of Stock (other than the Shares) to be issued in connection with the Formation Transactions (the “Formation Shares”) have been duly authorized for issuance and sale to the applicable persons or their nominees pursuant to the applicable Transaction Documents and, when the Formation Shares have been issued and delivered by the Company pursuant to the applicable Transaction Documents against payment of the consideration set forth therein, the Formation Shares will be validly issued and fully paid and non-assessable; and the issuance of the Formation Shares is not subject to the preemptive or other similar rights of any securityholder of the Company or other person or entity; the issuance and sale by the Company of the Formation Shares are exempt from the registration requirements of the Act and applicable state securities, real estate syndication and blue sky laws; and no holder of Formation Shares will be subject to personal liability by reason of being such a holder;

(xvii) Each Transaction Document has been, or as of the First Time of Delivery will have been, duly authorized, executed and delivered by each of the applicable Transaction Entities and, when duly executed and delivered in accordance with their terms by the other parties thereto, constitutes or will constitute, as the case may be, a valid and binding agreement of each of such Transaction Entities, enforceable against each of them in accordance with its terms, except, in each case, to the extent that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors’ rights or remedies generally or by general equitable principles (regardless of whether enforcement is sought in a proceeding at law or in equity) and, with respect to any indemnification provisions contained therein, except as rights under those provisions may be limited by applicable securities laws or policies underlying such laws; and each Transaction Document conforms in all material respects to all statements relating thereto contained in the Pricing Prospectus;

(xviii) The issue and sale of the Shares to be sold by the Company and the compliance by the Transaction Entities with this Agreement and the Transaction Documents and the consummation of the transactions herein and therein contemplated and the Formation Transactions will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Transaction Entities or any of their respective subsidiaries is a party or by which the Transaction Entities or any of their respective subsidiaries is bound or to which any of the property or assets of the Transaction Entities or any of their respective subsidiaries is subject that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (B) the Articles of Amendment and Restatement or the Bylaws of the Company, the Fifth Amended and

Restated Agreement of Limited Partnership of the Operating Partnership or similar organizational documents of any of their respective subsidiaries (collectively, the “Organizational Documents”), or (C) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Transaction Entities or any of their respective subsidiaries or any of the Properties that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Shares to be sold by the Company and the sale of the Shares or the consummation by the Transaction Entities of the transactions contemplated by this Agreement and the Transaction Documents or the Formation Transactions, except for the registration under the Act of the Shares, the approval by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the underwriting terms and arrangements, the filing of the articles of merger with respect to the merger of the Company and General Atlantic REIT, Inc. a Maryland corporation (“GA REIT”), and contemplated by the applicable Transaction Document and the acceptance of such articles by the State of Maryland Department of Taxation and Assessments, and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

(xix) None of the Transaction Entities or any of their respective subsidiaries is (a) in violation of their respective Organizational Documents, or (b) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of them is a party or by which any of them or any of their respective properties may be bound that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(xx) The statements set forth in the Pricing Prospectus and the Prospectus under the caption “Description of Securities”, insofar as they summarize the terms of the Stock, under the caption “Description of the Partnership Agreement of QualityTech, LP”, “Material Provisions of Maryland Law and of Our Charter and Bylaws”, “Shares Eligible for Future Sale,” and “U.S. Federal Income Tax Considerations”, insofar as they summarize certain provisions of the laws and documents referred to therein, are accurate, complete and fair summaries of the matters referred to therein;

(xxi) Other than as set forth in the Pricing Prospectus, there are no legal or governmental proceedings pending to which the Transaction Entities or any of their respective subsidiaries is a party or of which any property or assets of the Transaction Entities or any of their respective subsidiaries or, if determined adversely to the Transaction Entities or any of their respective subsidiaries, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to the best of the Transaction Entities’ knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(xxii) Neither Transaction Entity is, or, after giving effect to the offering and sale of the Shares contemplated hereunder or the OP Units and Class B common stock contemplated under the Transaction Documents and the application of the proceeds thereof as described in the Transaction Documents and the Pricing Prospectus, as applicable, will be, an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(xxiii) At the time of filing of the Initial Registration Statement, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Act;

(xxiv) Except as disclosed in the Pricing Prospectus or as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (A) none of the Transaction Entities or any of their respective subsidiaries is in violation of any Environmental Laws (as defined below) with respect to the Properties, (B) the Transaction Entities and their respective subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements with respect to the Properties (C) there are no pending or, to the knowledge of the Transaction Entities, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law or Hazardous Material (as defined below) against the Transaction Entities or any of their respective subsidiaries or otherwise with regard to the Properties, (D) there are no events or circumstances that could reasonably be expected to form the basis of an order, action, suit or proceeding by any private party or governmental body or agency against or affecting the Properties, the Transaction Entities or any of their respective subsidiaries, relating to the clean-up or remediation of Hazardous Materials or any Environmental Laws, and (E) none of the Properties is included or proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency or on any similar list or inventory issued by any other federal, state or local governmental authority having or claiming jurisdiction over the Properties pursuant to any other Environmental Laws; as used herein, “Hazardous Material” shall mean any flammable materials, explosives, radioactive materials, pollutants, contaminants, hazardous wastes, toxic substances and any hazardous material as defined by or regulated under any Environmental Law (including, without limitation, petroleum or petroleum products, asbestos-containing materials, and toxic mold); as used herein, “Environmental Law” shall mean any applicable foreign, federal, state or local law (including statute or common law), ordinance, rule, regulation or judicial or administrative order, consent decree or judgment relating to the protection of human health (with respect to exposure to Hazardous Materials) or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Secs. 9601-9675 (“CERCLA”), the Hazardous Material Transportation Act, as amended, 49 U.S.C. Secs. 5101-5128, the Solid Waste Disposal Act, as amended, 42 U.S.C. Secs. 6901-6992k, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Secs. 11001-11050, the Toxic Substances Control Act, 15 U.S.C. Secs. 2601-2697, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Secs. 136-136y, the Clean Air Act, 42 U.S.C. Secs. 7401-7671q, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. Secs. 1251-1387, and the Safe Drinking Water Act, 42 U.S.C. Secs. 300f-300j-26, as any of the above statutes may have been amended, and the regulations promulgated pursuant to any of the foregoing;

(xxv) To the knowledge of the Transaction Entities, water, stormwater, sanitary sewer, electricity and telephone service are all available at the property lines of each Property over duly dedicated streets or perpetual easements of record benefiting the applicable Property;

each Property has access to sufficient electrical power to conduct business as described in the Pricing Prospectus; and to the knowledge of the Transaction Entities, each of the Properties has legal access to public roads and all other roads necessary for the use of each of the Properties;

(xxvi) No Transaction Entity has knowledge of any pending or threatened condemnation proceedings, zoning change or other proceeding or action that will materially affect the use or value of any of the Properties;

(xxvii) Each Transaction Entity is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which either Transaction Entity would have any outstanding liability; no Transaction Entity has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended (the “Code”); each “pension plan” for which either Transaction Entity would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred thereunder, whether by action or by failure to act, which would cause the loss of such qualification;

(xxviii) The Transaction Entities and their respective subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect; no Transaction Entity has any reason to believe that it or any of their respective subsidiaries will not be able to (A) renew, if desired, its existing insurance coverage as and when such policies expire or (B) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a reasonable cost in the Transaction Entities’ reasonable judgment; and none of the Transaction Entities nor any of their respective subsidiaries has been denied any insurance coverage which it has sought or for which it has applied;

(xxix) Each of the Transaction Entities and their respective subsidiaries carries or is entitled to the benefits of title insurance on the fee interests and/or subleasehold interests (in the case of a ground sublease interest) with respect to each Property with financially sound and reputable insurers, in an amount not less than such entity’s cost for the real property comprising such Property, insuring that such party is vested with good and insurable fee or leasehold title, as the case may be, to each such Property;

(xxx) Ernst & Young LLP, who has certified certain financial statements of the Company and the Predecessor and their respective consolidated subsidiaries and the Sacramento Property included in the Pricing Prospectus, is an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder;

(xxxi) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP; and except as disclosed in the Pricing Prospectus, the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting;

(xxxii) Since the date of the latest audited financial statements included in the Pricing Prospectus, there has been no change in the Company’s or the Predecessor’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s or the Predecessor’s internal control over financial reporting;

(xxxiii) Except as disclosed in the Pricing Prospectus, the Company will maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures will be designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;

(xxxiv) Neither of the Transaction Entities nor any of their respective subsidiaries or other affiliates has taken or will take, directly or indirectly, any action which is designed, or could reasonably be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(xxxv) None of the Transaction Entities, any of their respective subsidiaries or, to the knowledge of any of the Transaction Entities, any director, officer, agent, employee, affiliate or other person acting on behalf of either of the Transaction Entities or any of their respective subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and each of the Transaction Entities and their respective subsidiaries and, to the knowledge of each of the Transaction Entities, their respective affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith;

(xxxvi) The operations of each of the Transaction Entities and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court or governmental agency or body having jurisdiction over either of the Transaction Entities or any of their respective subsidiaries or the Properties or any of their respective other properties, assets or operations (collectively, the “Money Laundering

Laws”); and no action, suit or proceeding or, to the knowledge of either of the Transaction Entities, inquiry or investigation by or before any arbitrator, court or governmental agency or body involving either of the Transaction Entities or any of their respective subsidiaries with respect to the Money Laundering Laws is pending and, to the knowledge of either of the Transaction Entities, no such action, suit, proceeding, inquiry or investigation is threatened;

(xxxvii) None of the Transaction Entities, any of their respective subsidiaries nor, to the knowledge of either of the Transaction Entities, any director, officer, agent, employee, affiliate or other person acting on behalf of any of the Transaction Entities or any of their respective subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Shares, or lend, contribute or otherwise make available such proceeds to the Operating Partnership or any of its subsidiaries or other persons, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

(xxxviii) Any statistical and market-related data included in the Pricing Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects and, to the extent required, the Company has obtained the written consent to the use of such data from such sources;

(xxxix) The Company (for purposes of this subsection (xxxix), “Company” includes GA REIT, which will merge into the Company in connection with the closing of the offering of the Shares under this Agreement, for periods prior to that merger) has been organized and operated in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under Sections 856 through 860 of the Code for each of its taxable years beginning with its taxable year ended December 31, 2009; the Company elected to be taxed as a REIT for its taxable year ended December 31, 2009 and succeeding taxable years; the current organization and proposed method of operation of the Company as described in the Pricing Prospectus will enable the Company to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2013, and future taxable years; and all statements regarding the Company’s qualification and taxation as a REIT and descriptions of the Company’s organization and proposed method of operation (inasmuch as they relate to the Company’s qualification and taxation as a REIT) set forth in the Pricing Prospectus are accurate and fair summaries of the legal or tax matters described therein in all material respects;

(xl) Except as disclosed in the Pricing Prospectus, (A) the Company is not currently prohibited, directly or indirectly, from making any distributions to its stockholders and (B) neither the Operating Partnership nor any subsidiary thereof is prohibited, directly or indirectly, from making any distributions to the Company or any subsidiary of the Operating Partnership, from making any other distribution on any of its equity interests or from repaying any loans or advances made by the Company or any subsidiary of the Operating Partnership;

(xli) The Company has taken all necessary actions to ensure that it will be in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) that are then in effect and with which the Company is required to comply as of the initial filing or effectiveness, as the case may be, of the Registration Statement and is actively taking steps to ensure that they will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect, upon the effectiveness of such provisions;

(xlii) This Agreement has been duly authorized, executed and delivered by each of the Transaction Entities; and

(xliii) No relationship, direct or indirect, exists between or among either of the Transaction Entities, on the one hand, and the directors, officers, stockholders, partners, customers or suppliers of the Transaction Entities, on the other hand, which is required to be described in the Registration Statement or the Prospectus which is not so described.

2. Subject to the terms and conditions herein set forth, (a) the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $[—], the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by the Company by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Company hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

The Company hereby grants to the Underwriters the right to purchase at their election up to [—] Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Shares, provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours’ prior notice to the Company shall be delivered by or on behalf of the Company to Goldman, Sachs & Co., through the facilities of The Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the accounts specified by the Company and the Custodian to Goldman, Sachs & Co. at least forty-eight hours in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery with respect thereto at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on [—], 2013 or such other time and date as the Representatives, the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York City time, on the date specified by the Representatives in each written notice given by the Representatives of the Underwriters’ election to purchase such Optional Shares, or such other time and date as the Representatives, the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery”, each such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the “Second Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”.

(b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(k) hereof will be delivered at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019 (the “Closing Location”), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5. The Company agrees with each of the Underwriters:

(a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to timely file all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13 (c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its reasonable best efforts to obtain the withdrawal of such order;

(b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof,the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(d) To make generally available to its securityholders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(e) (i) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the “Lock-Up Period”), not to (i) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any securities of the Company that are substantially similar to the Shares (including, without limitation, OP Units), including but not limited to any options or warrants to purchase shares of Stock or any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise (other than the Shares to be sold hereunder or pursuant to equity incentive plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without the prior written consent of the Representatives; provided, however, that if (1) during the last 17 days of the Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension; in the event of any announcement that gives rise to an extension of the Lock-Up Period, the Company will provide the Representatives with prior notice of such announcement;

(ii) If the Representatives, in their sole discretion, agree to release or waive the restrictions in lock-up letters pursuant to Section 8(h) hereof for an officer or director of the Company and provides the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Annex III hereto through a major news service at least two business days before the effective date of the release or waiver;

(f) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders ‘ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

(g) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business, results of operations, cash flows and financial condition of the Company furnished to or filed with the Commission as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); provided, however, that the Company shall not be required to provide documents (x) that are available on the Company’s website or through the Commission’s Electronic Data Gathering, Analysis and Retrieval system or (y) the provision of which would violate Regulation FD as promulgated under the Exchange Act unless otherwise disclosed in a manner reasonably designed to provide broad, non-exclusionary distribution of the information to the public;

(h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Pricing Prospectus under the caption “Use of Proceeds”;

(i) To use its reasonable best efforts to list for trading, subject to official notice of issuance, the Shares on the Exchange;

(j) To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act;

(k) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 3a(c) of the Commission’s Informal and Other Procedures (16 CFR 202.3a);

(l) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred;

(m) To use its best efforts to continue to meet the requirements to qualify as a REIT under the Code until the Board of Directors of the Company determines that it is no longer in the best interests of the Company and its stockholders for the Company to qualify as a REIT;

(n) Not to take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Shares;

(o) To comply in all material respects with all applicable provisions of the Sarbanes-Oxley Act that are applicable to it; and

(p) To promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) the completion of the distribution of the Shares within the meaning of the Act and (ii) completion of the Company Lock-Up Period.

6. (a) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; and each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Representatives is listed on Schedule IV(a) hereto;

(b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show; and

(c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

7. Each of the Transaction Entities covenant and agree with one another and with the several Underwriters that (a) the Company will pay or cause to be paid (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey (not to exceed $10,000); (iv) all fees and expenses in connection with listing the Shares on the Exchange; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by FINRA of the terms of the sale of the Shares (not to exceed $20,000 (excluding filing fees)); (vi) the cost of preparing stock certificates; if applicable (viii) the cost and charges of any transfer agent or registrar, and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that the Company shall bear the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement, and that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

8. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Transaction Entities herein are, at and as of such Time of Delivery, true and correct, the condition that the Transaction Entities shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

(b) Sidley Austin LLP, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in form and substance reasonably satisfactory to you, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon requested matters;

(c) Hogan Lovells US LLP, counsel to the Transaction Entities, shall have furnished to you their written opinion, negative assurance letter and tax opinion substantially in the forms attached as Annex II(a) , Annex II(b) and Annex II(c) hereto, dated such Time of Delivery;

(d) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a form of the letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

(e) (i) None of the Transaction Entities nor any of their respective subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any loss or interference with its business or the Properties from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the capital stock of the Company or OP Units of the Operating Partnership or long-term debt of the Transaction Entities or any of their respective subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or unitholders’ equity, as applicable, or results of operations of the Transaction Entities and their respective subsidiaries, considered as one enterprise, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus;

(f) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(g) The Shares to be sold at such Time of Delivery shall have been duly listed, subject to official notice of issuance, on the Exchange;

(h) The Company shall have obtained and delivered to the Underwriters executed copies of an agreement from each stockholder of the Company listed on Schedule V hereto, substantially to the effect set forth in Annex IV hereto in form and substance satisfactory to you;

(i) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

(j) All of the Transaction Documents shall have been executed and delivered, and all of the transactions that are to occur in order to consummate the Formation Transactions shall have been consummated on terms reasonably satisfactory to the Representatives, contemporaneously with or prior of the sale of the Shares; and

(k) The Transaction Entities shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Transaction Entities, respectively, reasonably satisfactory to you as to the accuracy of the representations and warranties of the Transaction Entities herein at and as of such Time of Delivery, as to the performance by the Transaction Entities of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to such other matters as you may reasonably request, and the Transaction Entities shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (e) of this Section 8.

9. (a) Each of the Transaction Entities, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Transaction Entities shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein.

(b) Each Underwriter will indemnify and hold harmless the Transaction Entities against any losses, claims, damages or liabilities to which the Transaction Entities may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Transaction Entities for any legal or other expenses reasonably incurred by the Transaction Entities in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) of this Section 9 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Transaction Entities on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Transaction Entities on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Transaction Entities on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Transaction Entities bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Transaction Entities on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Transaction Entities and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e) The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

10. (a) If any Underwriter shall default in its obligation to purchase the Shares that it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

(b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to a Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Transaction Entities, except for the expenses to be borne by the Transaction Entities and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

12. If this Agreement shall be terminated pursuant to Section 10 hereof, none of the Transaction Entities shall then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason, other than the events set forth in Section 8(f)(i), (f)(iii), (f)(iv) and (f)(v), any Shares are not delivered by or on behalf of the Company as provided herein, the Transaction Entities will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Transaction Entities shall then be under no further liability to any Underwriter except as provided in Sections 7 and 9 hereof.

13. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by the Representatives on behalf of you as the representatives.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to Goldman, Sachs & Co., 200 West Street, New York, New York 10282, Attention: Registration Department and to Jefferies LLC, 520 Madison Avenue, New York, New York 10022, Attention: General Counsel, fax no. 646-619-4437;

if to the Transaction Entities shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth on the cover of the Registration Statement, Attention: Secretary; and if to any stockholder that has delivered a lock-up letter described in Section 8(h) hereof shall be delivered or sent by mail to his or her respective address provided in Schedule V hereto or such other address as such stockholder provides in writing to the Company; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company by you on request; provided further that notices under subsection 5(e) shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as you at Goldman, Sachs & Co., 200 West Street, New York, New York 10282, Attention: Control Room and at Jefferies LLC, 520 Madison Avenue, New York, New York 10022, Attention: General Counsel, fax no. 646-619-4437. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of each of the Company and each person who controls each of the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

16. The Transaction Entities acknowledge and agree that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Transaction Entities, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of any of the Transaction Entities, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of any of the Transaction Entities with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising any of the Transaction Entities on other matters) or any other obligation to any of the Transaction Entities except the obligations expressly set forth in this Agreement and (iv) each of the Transaction Entities has consulted its own legal, financial and other advisors to the extent it deemed appropriate. The Transaction Entities each agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to any of the Transaction Entities, in connection with such transaction or the process leading thereto.

17. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Transaction Entities and the Underwriters, or any of them, with respect to the subject matter hereof.

18. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

19. The Transaction Entities and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

21. Notwithstanding anything herein to the contrary, the Transaction Entities are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Transaction Entities relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

If the foregoing is in accordance with your understanding, please sign and return to us one for the Company, the Operating Partnership and each of the Representatives plus one for each counsel and the Custodian counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Transaction Entities. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Transaction Entities for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

QTS Realty Trust, Inc.

By:
Name:
Title:

QualityTech, LP

By: QTS Realty Trust, Inc.,
Its general partner

By:
Name:
Title:

Accepted as of the date hereof

Goldman, Sachs & Co.

By:
Name:
Title:

Jefferies LLC

By:
Name:
Title:

On behalf of each of the Underwriters

[QTS Realty Trust, Inc. – Underwriting Agreement]